Exhibit 10.14

AMENDMENT NUMBER TWO TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 24, 2016 is entered into by and between JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company (“Borrower”), and CITY NATIONAL BANK, a national banking association (“Lender”), and in light of the following:

W I T N E S S E T H

WHEREAS, Borrower and Lender are party to that certain Second Amended and Restated Credit Agreement, dated as of April 30, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that Agent and Lender make certain amendments to the Credit Agreement; and

WHEREAS, upon the terms and conditions set forth herein, Lender is willing to accommodate the Borrower’s requests.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.         DEFINITIONS Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2.	AMENDMENTS TO CREDIT AGREEMENT.

a.	Section 1.1 of the Credit Agreement is hereby amended and modified by deleting the definition of “Interest Coverage Ratio” in its entirety.

b.	Section 2.19 of the Credit Agreement is hereby amended and modified by restating Section 2.19(b)(iv) in its entirety as follows:

“(iv)          Borrower has delivered to Agent updated pro forma calculations (after giving effect to the applicable Increase) for Borrower and its Subsidiaries evidencing that: (i) the Fixed Charge Coverage Ratio for JMPG and its Subsidiaries, for the four consecutive fiscal quarter period ending as of the last day of the fiscal quarter most recently ended prior to the Increase Date as to which financial statements were required to be delivered pursuant to this Agreement, is greater than the ratio required by Section 6.14 for such period by at least 10% of such required ratio, and (ii) the Liquidity and Net Worth of for Loan Parties and their Subsidiaries, as of the Increase Date, is each greater than the respective amount required by Section 6.14 as of such date by at least 10% of such required amount.”

c.	Section 6.14 of the Credit Agreement is hereby amended and modified by amending and restating Section 6.14(d) in its entirety as follows:

“(d)      Minimum Interest Coverage Ratio. Fail to maintain an Interest Coverage Ratio for JMPG or Uptimate Parent, if applicable, and their respective Subsidiaries, measured as of the last day of each fiscal quarter of JMPG or Ultimate Parent ending on or before March 31, 2016, if applicable during such period, for each twelve month period ending on any such date, of at least 2.00:1.00.”

d.	Exhibit C-1 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B hereto.

3.         REPRESENTATIONS AND WARRANTIES Borrower hereby represents and warrants to Lender as follows:

a.     Borrower has the requisite power and authority to execute and deliver this Amendment and the authority to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance of this Amendment and the performance by Borrower of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

b.     This Amendment has been duly executed and delivered by Borrower. This Amendment will, upon its effectiveness in accordance with the terms hereof, and each Loan Document to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

c.     No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower;

d.     Borrower does not have any actual or potential claim or cause of action against Lender for any actions or events occurring on or before the date hereof, and Borrower hereby waives and releases any right to assert same;

e.     No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

f.     The representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality, then such representations and warranties are true and correct in all respects) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

4.         CONDITIONS PRECEDENT TO THIS AMENDMENT The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

a.     Lender shall have received this Amendment, duly executed by Borrower, and the same shall be in full force and effect;

b.     Lender shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Subsidiary of Borrower that is listed on the signature pages thereof;

c.     The representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

d.     No Default or Event of Default shall have occurred and be continuing as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

e.     No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower.

f.     All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Lender.

5.     Agreements.   This Amendment has been entered into without force or duress, of the free will of Borrower, and the decision of Borrower to enter into this Amendment is a fully informed decision and Borrower is aware of all legal and other ramifications of each decision. It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

6.     Payment of Costs and Fees. Borrower shall reimburse Lender on demand for all of its actual out-of-pocket costs, expenses, fees and charges in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Lender).

7.     CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

8.     ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. Except for the amendments to the Credit Agreement expressly set forth in Section 2, hereof, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of the Lenders as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences (or any Subsidiary) other than those on which the same are based, shall not excuse future non-compliance with the Credit Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

9.     COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10.     Effect on Loan Documents.

a.     The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Lender under the Credit Agreement or any other Loan Document. The amendments set forth herein are limited to the specifics hereof, and, except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Unmatured Event of Default or Event of Default.

b.     Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

c.     To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

d.     This Amendment is a Loan Document.

e.     Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

11.     Reaffirmation of Obligations. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and as amended hereby. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests in the Collateral heretofore granted, pursuant to and in connection with any Loan Document to Lender as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof, in each case except as otherwise expressly provided in the Loan Documents.

12.     Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER:	JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company

	By:	/s/ RAYMOND S. JACKSON
	Name:	Raymond S. Jackson
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

AGENT AND LENDER:	CITY NATIONAL BANK, a national banking corporation, as Agent and as a Lender

	By:	/s/ ERIC LO
	Name:	Eric Lo
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

EXHIBIT A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in (a) that certain Credit Agreement entered into between JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company (“Borrower”), and CITY NATIONAL BANK, a national banking association (“Lender”), dated as of August 3, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (b) that certain Amendment Number Two to Second Amended and Restated Credit Agreement, dated as of August 24, 2016 (the “Amendment”) by and among Borrower and Lender. The undersigned hereby (a) represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment and by each amendment to any Loan Document executed on or before the date hereof; (c) acknowledges and reaffirms its obligations owing to Lender under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each understands that Lender has no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

[Signature page to follow.]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

HARVEST CAPITAL STRATEGIES LLC, a Delaware limited liability company

By:	/s/ RAYMOND S. JACKSON
Title:	Chief Financial Officer

JMP ASSET MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ RAYMOND S. JACKSON
Title:	Chief Financial Officer

JMP ASSET MANAGEMENT INC., a Delaware limited liability company

By:	/s/ RAYMOND S. JACKSON
Title:	Chief Financial Officer

JMP CREDIT ADVISORS LLC, a Delaware limited liability company

By:	/s/ CRAIG KITCHIN
Title:	Chief Financial Officer

[Signature Page To REAFFIRMATION AND CONSENT TO Amendment Number TWO To

second amended and restated Credit Agreement]

JMP INVESTMENT HOLDINGS LLC, a Delaware limited liability company

By:	/s/ RAYMOND S. JACKSON
Title:	Chief Financial Officer

JMP REALTY TRUST INC., a Delaware limited liability company

By:	/s/ RAYMOND S. JACKSON
Title:	Chief Financial Officer

[Signature Page To REAFFIRMATION AND CONSENT TO Amendment Number TWO To

second amended and restated Credit Agreement]

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

[on Borrower’s letterhead]

To:	City National Bank, as Agent
555 South Flower Street, 24th Floor
Los Angeles, California 90071
Attn: Eric Lo

Re: Compliance Certificate dated

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of April 30, 2014 (the “Credit Agreement”) by and among JMP HOLDING LLC, a Delaware limited liability company (“Borrower”), the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and CITY NATIONAL BANK, a national banking association, as administrative agent for the Lenders and the Bank Product Providers (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”) and as lead arranger. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

The undersigned officer of Borrower hereby certifies that:

1.     The financial report of JMPG and its Subsidiaries furnished in Schedule 1 attached hereto (the “Financial Statements”), has been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly presents in all material respects the financial condition of JMPG and its Subsidiaries.

2.     Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review of the activities of Borrower and its Subsidiaries during the accounting period covered by the Financial Statements, with a view to determining whether Borrower and such Subsidiaries have fulfilled all of their respective obligations under the Loan Documents.

3.     Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes an Unmatured Event of Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and the actions Borrower has taken, is taking, or proposes to take with respect thereto.

4.     Without limiting the generality of the foregoing, JMPG and its Subsidiaries are in compliance with the covenants contained in Section 6.14 of the Credit Agreement as demonstrated on Schedule 3 hereof as of the end of the period specified in Schedule 3 hereof and as supported by reasonably detailed calculations set forth on Schedule 3A hereof.

[Signature Page To REAFFIRMATION AND CONSENT TO Amendment Number TWO To

second amended and restated Credit Agreement]

5.     Attached hereto on Schedule 4 is a description of all material Contingent Obligations of Borrower and its Subsidiaries that could reasonably be expected to result in payments (individually or in the aggregate) of greater than $5,000,000.

6.     Except as set forth on Schedule 5 hereto, Borrower has negotiated all transactions described in Section 6.8, other than transactions in de minimis amounts, in good faith and on an arm’s length basis.

7.     Attached hereto on Schedule 6 is a list of all Subsidiaries formed or acquired by Borrower or Guarantor that Borrower elects to designate as an Excluded Subsidiary.

[Signature page follows.]

[Signature Page To REAFFIRMATION AND CONSENT TO Amendment Number TWO To

second amended and restated Credit Agreement]

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _____________, _____.

JMP HOLDING LLC, a Delaware limited liability company, as Borrower

By:
Name:
Title:

SCHEDULE 1

Financial Information

SCHEDULE 2

Unmatured Event of Default or Event of Default

SCHEDULE 3

Financial Covenants

1.	Fixed Charge Coverage Ratio. JMPG’s and its Subsidiaries’ Fixed Charge Coverage Ratio, measured on a Fiscal quarter-end basis, for the twelve month period ending _________ __, ____ is _____:1:00, which Fixed Charge Coverage Ratio [is/is not] greater than or equal to the Fixed Charge Coverage Ratio set forth in Section 6.14 of the Credit Agreement.

2.

Minimum Net Worth. JMPG’s and its Subsidiaries’ Net Worth for the fiscal quarter ending _________ __, ____ is $______________, which amount [is/is not] greater than or equal to the amount set forth in Section 6.14(c) of the Credit Agreement.

3.

Minimum Liquidity. Loan Parties’ Liquidity on the last day of the fiscal quarter ending __________ __, ____ is $_____________, which amount [is/is not] greater than or equal to the amount set forth in Section 6.14(e) of the Credit Agreement.

SCHEDULE 3A

SCHEDULE 4

Contingent Obligations

[Signature Page To REAFFIRMATION AND CONSENT TO Amendment Number TWO To

second amended and restated Credit Agreement]

SCHEDULE 5

SCHEDULE 6

New Subsidiary
[Name]

Agent hereby [accepts/objects to] Borrower’s election to designate [Insert name of Subsidiary] as an Excluded Subsidiary.

Date: ____________	CITY NATIONAL BANK, a national banking association, as Agent

By:
Name:
Title: